                                                          Annual Report
                                                          as of October 31, 2000

                             EVERGREEN SECTOR FUNDS

                                                                          [SEAL]
                         [LOGO OF EVERGREEN FUNDS/SM/]

                               Table of Contents

Letter to Shareholders ........................................................1

Evergreen Health Care Fund

   Fund at a Glance ...........................................................2
   Portfolio Manager Interview ................................................3

Evergreen Technology Fund

   Fund at a Glance ...........................................................6
   Portfolio Manager Interview ................................................7

Evergreen Utility Fund

   Fund at a Glance ..........................................................10
   Portfolio Manager Interview ...............................................11

Financial Highlights

   Evergreen Health Care Fund ................................................13
   Evergreen Technology Fund .................................................15
   Evergreen Utility Fund ....................................................17

Schedule of Investments

   Evergreen Health Care Fund ................................................19
   Evergreen Technology Fund .................................................23
   Evergreen Utility Fund ....................................................26

Combined Notes to Schedules of Investments ...................................29

Statements of Assets and Liabilities .........................................30

Statements of Operations .....................................................31

Statements of Changes in Net Assets ..........................................33

Combined Notes to Financial Statements .......................................35

Independent Auditors' Report .................................................42

Additional Information .......................................................43

--------------------------------------------------------------------------------
                                Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with more than $80 billion in assets under management.

We offer over 80 mutual funds to choose among and acclaimed service and operations capabilities, giving investors a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                    -------------------------------------------------------
      Mutual Funds: NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
                    -------------------------------------------------------

                           Evergreen Distributor, Inc.
 Evergreen Funds/SM/ is a service mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                  December 2000

      [PHOTO]

 William M. Ennis
President and CEO

Dear Evergreen Shareholders:

We are pleased to provide the Evergreen Sector Funds annual report, which covers the fiscal periods ended October 31, 2000.

A Challenging Environment for Investors

During 2000, U.S. equity markets challenged investors with a series of turbulent ups and downs and a constant rotation from one particular sector for a brief period of time to another. The market favored the new economy then the old economy, big caps then mid-caps, value then growth, dot coms then technology equipment, creating significant uncertainties for investors.

Concerns about wage-driven inflation, higher interest rates, increasing oil prices and the uncertainty over the presidential election also affected market valuations and volatility. Although these factors have the potential to meaningfully slow the economy, many leading indicators continue to demonstrate strength. We believe that the U.S. economy will slow moderately, aided by the Federal Reserve's focus on interest rates, and will ultimately create a soft landing, which should create the launch pad for a continued expansion.

New Products and Services

Evergreen Funds is constantly striving to develop products and services to meet the sophisticated demands of our investors. We are excited about the launch of two new Sector Funds: Evergreen Health Care Fund and Evergreen Technology Fund, which are discussed in this report.

The Value of Diversification

An environment like this year's offers many reasons for building a diversified portfolio rather than trying to predict the market's movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy. We encourage you to talk to your financial advisor to confirm that your investment portfolio is appropriately diversified and structured to support your long-term investment objectives. Please visit us online at www.evergreen-funds.com for more information about Evergreen Funds.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

                                    EVERGREEN
                                Health Care Fund
                    Fund at a Glance as of October 31, 2000

"We believe the biotechnology industry still is at an early stage in its development, with significant long-term opportunities for those who find fundamentally sound companies."

                                    Portfolio
                                   Management
                              --------------------
                                    [PHOTO]

                                Liu-Er Chen, CFA
                             Tenure: December 1999

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 10/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 2000 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads and fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Performance results are extremely short-term, and may not provide an adequate basis for evaluating a fund's performance potential over varying market conditions or economic cycles. Unusual investment returns may be a result of a fund's recent inception, existing market and economic conditions or the increased potential of a small number of stocks affecting fund performance due to the smaller asset size, which may be difficult to repeat. Most mutual funds are intended to be long-term investments. The Fund incurs 12b-1 expenses of 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

The health care sector in which the Fund invests is in a period of unusually strong performance. This sector's performance may not be expected to continue.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 12/22/1999    Class A     Class B        Class C       Class Y
Class Inception Date                  12/22/1999  12/22/1999     12/22/1999     12/22/1999
Cumulative Returns
With sales charge                        113.34%     117.37%        120.51%           n/a
since portfolio inception
Without sales charge                     124.01%     122.37%        122.51%        124.33%
since portfolio inception
Maximum Sales Charge                       4.75%       5.00%          2.00%           n/a
                                       Front End        CDSC           CDSC
Capital gain distributions per share      $5.40       $5.40           $5.40         $5.40
since inception

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

            Healthcare    S&P 500    S&P 1500 Super   Consumer Price
              Fund A     Composite      Composite       Index - US

12/22/99       9,525       10,000        10,000           10,000
 1/31/00      11,677        9,498        10,649           10,030
 2/29/00      17,963        9,318        10,485           10,089
 3/31/00      15,334       10,229        10,659           10,172
 4/30/00      15,182        9,922        11,605           10,178
 5/31/00      15,592        9,718        13,288           10,190
 6/30/00      18,574        9,958        16,575           10,244
 7/31/00      18,229        9,802        19,570           10,267
 8/31/00      20,441       10,411        23,513           10,273
 9/30/00      21,600        9,861        29,605           10,321
10/31/00      21,335        9,819        38,374           10,329


Comparison of a $10,000 investment in Evergreen Health Care Fund, Class A shares/2/, versus a similar investment in Standard and Poor's 1500 Supercomposite Health Care Sector Index (S&P 1500-Healthcare), the Standard and Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 1500-Healthcare and S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The exceptional performance of the Fund is due to participation in IPO's. There is no assurance that this method will continue to have the same impact on the Fund's performance returns.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of October 31, 2000 and is subject to change.

                                    EVERGREEN
                                Health Care Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Fund performed exceptionally well. Since its inception on December 22, 1999 and through the end of the first fiscal year on October 31, 2000, Evergreen Health Care Fund's Class A shares returned 124.01%, before the deduction of any applicable sales charges. For the period from January 1 through October 31, the Fund's Class A shares returned 113.75% while the median return of Health Care Funds was 45.67%, according to Lipper Inc., an independent monitor of mutual fund performance. The S&P 1500 Healthcare and S&P 500 returned 21.85% and 6.09%, respectively for the same period.

                                    Portfolio
                                 Characteristics
                               ------------------
                               (as of 10/31/2000)

Total Net Assets                                                     $40,262,754
Number of Holdings                                                           134

What was the investment environment like during the period?

All segments of the health care industry benefited from a favorable market environment.

Positive news stories and general investor enthusiasm about the potential development of new disease-fighting drugs fueled the very strong performance for biotechnology company stocks. Discoveries in genomics, which involves the mapping of the human genetic code, as well as advances in the development of antibodies to diseases, both contributed to the enthusiasm for biotechnology stocks. While they rose sharply during the fiscal year, they also experienced some short-term volatility.

The major pharmaceutical companies, after poor performance in 1999, staged a strong comeback after the first quarter of 2000. Their records of consistent earnings growth in all types of general economic environments made them especially attractive, particularly as fears arose about how other industry sectors might perform if economic growth were to slow dramatically.

Hospitals and HMO stocks, which had extremely poor performance for the previous five years, benefited from stabilization of reimbursement formulas and the positive effects of cost-cutting programs, development of new information-technology tools to increase efficiency, and industry consolidation.

The only negative influence to health care stocks during the year was related to politics. In a presidential election year, candidates talked about various proposals to control the costs of prescription drugs, to limit the powers of HMOs, and to expand the Medicare program to include prescription drug benefits for the elderly. While no action was taken, the political controversies about prescription costs and HMOs created some uncertainty about how any changes in government programs would affect the earnings of health care companies.

                                Top 5 Industries
                   ------------------------------------------
                   (as a percentage of 10/31/2000 net assets)

Pharmaceuticals                                                            39.3%
Biotechnology                                                              29.2%
Health Care Equipment & Supplies                                           11.2%
Health Care Providers & Services                                            7.4%
Chemicals                                                                   3.9%

                                    EVERGREEN
                                Health Care Fund
                          Portfolio Manager Interview

What strategy do you use in managing the Fund?

We intend to keep the Fund well diversified in the health care field, but employ a rigorous discipline emphasizing both quantitative screening and fundamental analysis in our bottom-up stock selection process. The quantitative screening process incorporates value, growth and momentum characteristics in selecting those stocks to evaluate further. The fundamental analysis includes evaluation of such factors as a company's management, its products, its franchise, its strategy and its implementation of strategy.

During the period, the biggest positions in the Fund's portfolio were the major pharmaceutical companies with established franchises and proven records, including Pfizer, American Home Products, Pharmacia, Aventis and Roche.

Among biotechnology and medical services companies, we concentrated on the best opportunities among the small- and mid-cap sectors, but also maintained major positions in established biotech companies such as Amgen and Genetech. We believe if we do our homework, we can find promising opportunities among small- and mid-cap companies.

We invest in both U.S. and foreign companies, although 89.2% of net assets were invested in American companies at the end of the fiscal period.

What were some examples of investments with particularly strong performance?

Among biotechnology holdings, the Fund benefited from very strong performance by OSI Pharmaceuticals, a small-cap company involved in research for drugs to treat cancer and diabetes. We purchased the stock at $14 a share. Though volatile, the stock finished the fiscal period with a stock price of $63.

In the medical services area, a very strong performer was Advanced Paradigm, a pharmacy benefits manager which should be helped by the effort to improve reimbursement formulas for prescription drug benefits. We originally invested in the stock when it was selling at $13 per share. It finished the fiscal period with a $36 price.

                                 Top 10 Holdings
                   ------------------------------------------
                   (as a percentage of 10/31/2000 net assets)

Pfizer, Inc.                                                                4.1%
American Home Products Corp.                                                3.2%
Pharmacia Corp.                                                             2.8%
Amgen, Inc.                                                                 2.4%
Aventis, ADR                                                                2.3%
Genetech, Inc.                                                              2.0%
Glaxo Wellcome Plc, ADR                                                     2.0%
Merck & Co., Inc.                                                           2.0%
Roche Hldg. AG                                                              1.9%
Mylan Laboratories, Inc.                                                    1.9%

                                    EVERGREEN
                                Health Care Fund
                           Portfolio Manager Interview

What is your outlook for health care stocks?

We have a very positive outlook for the sector. We believe the biotechnology industry is still at an early stage in its development, with significant long-term opportunities for those who find fundamentally sound companies. Many of these stocks do fluctuate dramatically in the short run, but we believe we can take advantage of this volatility to buy attractive companies when their stocks suffer temporary price corrections.

We believe the entire health care industry should continue to benefit from a favorable environment and strong industry dynamics.

Health care spending is growing much faster than the overall economy, fueled by favorable demographic trends, notably the large, baby-boomer generation. Members of this generation will require more health services and products as they age, and they tend to have the income to pay for those services and products. At the same time, society continues to have unmet health care needs that must be addressed with the help of innovative science and technology. The threat of emerging infectious diseases also underscores the need for the development of new drugs.

We believe this is an industry with great long-term opportunities.

                                    EVERGREEN
                                 Technology Fund
                     Fund at a Glance as of October 31, 2000

"We believe technology companies will tend to grow faster than the rest of the economy, but are cautious about the maturing of the economic cycle and some of the technology cycles."

                                    Portfolio
                                   Management
                             ----------------------
                                    [PHOTO]

                                  John Rutledge
                             Tenure: December 1999

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 10/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 2000 Morningstar, Inc.

/2/Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads and fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Performance results are extremely short term, and may not provide an adequate basis for evaluating a fund's performance potential over varying market conditions or economic cycles. Unusual investment returns may be a result of a fund's recent inception, existing market and economic conditions and the increased potential of a small number of stocks affecting fund performance due to the smaller asset size. Most mutual funds are intended to be long-term investments. The Fund incurs 12b-1 expenses of 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 12/22/1999    Class A     Class B        Class C        Class Y
Class Inception Date                  12/22/1999  12/22/1999     12/22/1999     12/22/1999
Cumulative Returns
With sales charge                         -5.05%      -5.95%         -2.88%            n/a
since portfolio inception
Without sales charge                      -0.30%      -1.00%         -0.90%          0.00%
since portfolio inception
Maximum Sales Charge                       4.75%       5.00%          2.00%            n/a
                                       Front End        CDSC           CDSC

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                Technology      S&P 500         S&P 1500        Consumer Price
                  Fund A       Composite     SuperComposite       Index - US

22-Dec-99          9,525         10,000          10,000             10,000
31-Jan-00          9,648          9,498           9,297             10,030
29-Feb-00         11,991          9,318           9,890             10,089
31-Mar-00         12,447         10,229          11,248             10,172
30-Apr-00         12,056          9,922          11,673             10,178
31-May-00         10,551          9,718          10,910             10,190
30-Jun-00         11,751          9,958          11,304             10,244
31-Jul-00         11,189          9,802          11,157             10,267
31-Aug-00         13,018         10,411          12,281             10,273
30-Sep-00         10,742          9,861          11,137             10,321
31-Oct-00          9,495          9,819           9,542             10,329


Comparison of a $10,000 investment in Evergreen Technology Fund, Class A shares/2/, versus a similar investment in the Standard and Poor's 1500 Supercomposite Technology Sector Index (S&P 1500-Technology), the Standard and Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 1500-Technology and S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Performance of the Fund is due to participation in IPO's. There is no assurance that this method will continue to have the same impact on the Fund's performance returns.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of October 31, 2000 and is subject to change.

                                    EVERGREEN
                                 Technology Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Fund's Class A Shares returned -0.30% from its inception on December 22, 1999 through the end of the fiscal period on October 31, 2000, before the deduction of any applicable sales charges. In comparison, the S&P 1500 Supercomposite Technology Sector Index returned -29.68% and the Standard & Poor's 500 Index returned 6.09% for the same period. We attribute the Fund's return to the exceptionally challenging investment environment for technology stocks that occurred over the past six months. We believe the Fund's more conservative valuation approach helped protect the Fund from steeper price declines when technology stocks incurred a sharp correction.

                                    Portfolio
                                 Characteristics
                               ------------------
                               (as of 10/31/2000)

Total Net Assets                                                     $14,323,562
Number of Holdings                                                            80

Why was the environment so challenging?

Investors experienced a dramatic shift in psychology, causing technology stock prices to fall sharply and become extremely volatile. In the first part of the period, high-flying "New Economy" stocks continued their meteoric rise in price. Leadership was narrow, and market sentiment was emotional and speculative. Historical methods of prudent stock valuation were disregarded by many investors, as valuations reached unprecedented levels. Many investors based stock valuations on a company's future sales estimates, rather than future earnings estimates. In fact, many of the most popular stocks were issued by companies that had generated no earnings at all and were not expected to do so until several years in the future. Having reached extreme levels--with highly charged investor sentiment--the market was ripe for a potentially explosive correction.

The correction began at the end of the year's first quarter. Concerns arose that higher interest rates had begun to slow the economy, dampening the prospects of future sales and earnings growth. The situation was compounded by the government's antitrust suit against Microsoft. As these events occurred, caution replaced the euphoric tone that had dominated market sentiment for the past 18-months; and technology stocks led by the former high-flyers endured considerable volatility and a significant correction.

How did you manage the Fund during this time?

We continued with the Fund's long-term philosophy: investing only in stocks whose companies we believe will generate earnings by December 2001, those that are valued based on operating earnings estimates instead of sales estimates, and those that are not selling at more than three times the relative price/earnings ratio of the S&P 500, based on December 2001 earnings estimates. As of the end of the period, the S&P 500 December 2001 P/E ratio stood at 22.3X. That philosophy helped protect the Fund as prices fell. While nearly all technology stocks were swept into the correction, the stocks that suffered the steepest price declines were those whose valuations were just too extreme, even if the underlying companies had strong fundamentals.

                                    EVERGREEN
                                 Technology Fund
                          Portfolio Manager Interview

As of October 31, 2000, the Fund's heaviest weightings were in the following industries: Semiconductor Equipment & Products--In addition to being the "fuel oil" driving the technology industry, most companies are valued only marginally higher than the S&P 500, and have in our opinion, the potential for sustainable earnings growth of approximately 20% annually. We believe these companies can generate substantial earnings growth over the next two years, despite the historically cyclical nature of the business. As a result, we anticipate investor recognition of their total return potential through rising stock prices. Commercial Services & Supplies--These businesses provide "safe haven" services such as payroll management--very defensive businesses--which is attractive to us in light of the possibility of a further slowing in the economy. In addition, many of these stocks are valued only 10%-30% higher than the S&P 500; and in our opinion, the underlying companies can grow earnings at a sustainable rate of 15%-30% annually. Software--The prices of some of these stocks have fallen to attractive levels. We have begun to build a position in Microsoft, for example, which has introduced a major new software package, Windows 2000. We also are optimistic about a more lenient political climate regarding Microsoft's antitrust suit. Computers & Peripherals--This is another industry in which we are exercising caution. A combination of slower economic growth and the maturing of the industry, itself, has caused the unit growth of personal computers to fall from a 20-year annual rate of 18%-20%, to 11%-13% in the past year. Communications Equipment--We are less optimistic about this industry and have pared back holdings. Heavy competition between communications service providers has resulted in lower profit expectations for these carriers. As a result, some service providers have decreased expected capital spending plans for additional communications equipment. The exception is spending for optical transmission equipment, which remains strong.

                                 Top 10 Holdings
                   ------------------------------------------
                   (as a percentage of 10/31/2000 net assets)

Microsoft Corp.                                                             5.8%
Automatic Data Processing, Inc.                                             4.1%
Micron Tech., Inc.                                                          2.9%
Concord EFS, Inc.                                                           2.9%
DST Sys., Inc.                                                              2.6%
LSI Logic Corp.                                                             2.3%
Altera Corp.                                                                2.0%
Paychex, Inc.                                                               2.0%
Compaq Computer Corp.                                                       1.9%
Cypress Semiconductor Corp.                                                 1.8%

                                Top 5 Industries
                   ------------------------------------------
                   (as a percentage of 10/31/2000 net assets)

Semiconductor Equipment & Products                                         32.2%
Commercial Services and Supplies                                           16.5%
Software                                                                   11.1%
Computers & Peripherals                                                    10.1%
Communications Equipment                                                    9.9%

What is your outlook for technology stocks?

We are cautiously optimistic. We believe technology companies will tend to grow faster than the rest of the economy, but are cautious about the maturing of the economic cycle and some of the technology cycles. Historically, November through January have been the best performing months for technology stocks; and August through September, the worst. We are more cautious this year than in most, however, heading into that period. In our opinion, many stocks are still overvalued--those that we do not own--so we would not be surprised to see continued volatility in the technology sector.

                                    EVERGREEN
                                 Technology Fund
                           Portfolio Manager Interview

There are positive trends as well, though, in technology. The internet continues to drive growth in the industry, with internet traffic doubling approximately every six months. That is especially positive for communications companies, as well as computer hardware companies. Spending on fiber optics to improve communications also continues to be strong. We believe these positive trends can provide significant opportunity for investors and prudent, realistic stock valuation will be key factors in securing that opportunity. In this environment, we intend to remain dedicated to our process of screening potential holdings by using a company's performance in the recent past as one indicator in determining future results; demanding reasonable valuations on earnings estimates and growth rates--while looking for those companies where earnings revisions are positive; and investing only in those stocks that we believe are attractively and realistically valued.

                                    EVERGREEN
                                  Utility Fund
                     Fund at a Glance as of October 31, 2000

"We kept the Fund well diversified, but with an emphasis on those areas which we believe have the greatest growth potential."

                                    Portfolio
                                   Management
                          ---------------------------

                         [PHOTO]                [PHOTO]
                    Leslie B. Rich, CFA       Doris Kelly-
                   Tenure: February 2000        Watkins
                                           Tenure: February 1997

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 10/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 2000 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads and fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes C and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. These historical returns for Classes C and Y have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower while returns for Class Y would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, the returns would have been lower.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

The telecommunication sector in which the Fund invests is in a period of unusually strong performance. This sector's performance may not be expected to continue.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 1/4/1994      Class A     Class B        Class C        Class Y
Class Inception Date                    1/4/1994    1/4/1994       9/2/1994      2/28/1994
Average Annual Returns *
3-month with sales charge                  0.71%       0.56%          3.55%            n/a
3-month w/o sales charge                   5.76%       5.56%          5.55%          5.82%
1 year with sales charge                  16.82%      16.78%         19.77%            n/a
1 year w/o sales charge                   22.67%      21.78%         21.77%         22.99%
5 years                                   17.62%      17.66%         17.86%         19.02%
Since Portfolio Inception                 14.95%      14.93%         15.00%         16.04%
Maximum Sales Charge                       4.75%       5.00%          2.00%            n/a
                                         Front End     CDSC           CDSC
30-day SEC Yield                           1.67%       1.03%          1.00%          1.99%
3-month income dividends
per share                                  $0.08       $0.05          $0.05          $0.08

*Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

           Utility   S & P 500 Composite   S & P Utility   Consumer Price
            Fund A      Total Return          Index Tr       Index - US

  1/4/94     9,525        10,000               10,000          10,000
10/31/94     9,180        10,361                9,287          10,254
10/31/95    10,941        13,101               12,007          10,542
10/31/96    11,890        16,258               13,184          10,857
10/31/97    14,048        21,478               14,489          11,084
10/31/98    16,585        26,201               18,349          11,248
10/31/99    21,086        32,929               18,734          11,536
10/31/00    25,864        34,935               25,703          11,923


Comparison of change in value of a $10,000 investment in Evergreen Utility Fund Class A shares/2/, the Standard and Poor's Utility Index (S&P Utility), the Standard and Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P Utility and the S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

All data is as of October 31, 2000 and is subject to change.

                                    EVERGREEN
                                  Utility Fund
                           Portfolio Manager Interview

How did the Fund perform?

Evergreen Utility Fund's Class A shares returned 22.67% during the twelve-month period ended October 31, 2000, before the deduction of any applicable sales charges. During the same period, the median return of Utility Funds was 15.47%, according to Lipper Inc., an independent monitor of mutual fund performance. The Standard & Poor's 500 Index returned 6.09% during the twelve-month period, while the Standard & Poor's Utility Index returned 37.20%.

This is the Fund's first report since it changed its fiscal year to end on October 31. The Fund's previous fiscal year ended on July 31. During the three-month period since the end of the July 31, 2000 fiscal year, Evergreen Utility Fund Class A shares returned 5.76%, before the deduction of any applicable sales charges.

                                    Portfolio
                                 Characteristics
                               ------------------
                               (as of 10/31/2000)

Total Net Assets                                                    $502,183,462
Number of Holdings                                                            64
Beta*                                                                       0.54
P/E Ratio*                                                                 21.1x
*as of 9/30/2000

What was the investment environment like during the twelve-month period?

During most of the calendar year, interest rates rose, which usually is not conducive to utility stocks. And yet, one subsector of the utility industry had extremely good performance--the electric utilities.

Demand for electricity grew much faster than supply, while investors worried about potential future shortages of natural gas, which often is used to generate electric power. This growing imbalance between supply and demand was aggravated by this summer's warmer than normal weather in many heavily populated areas, including California and the Southwestern states, which increased electricity consumption for cooling and other uses. Aware of the supply/demand dynamics, investor interest in utility stocks increased. Shares of independent power producers, energy merchant stocks and traditional electric utilities rose sharply.

Electric utility stocks further benefited from the industry's continuing transformation to a more competitive, less regulated business model. Business diversification, encouraged by current industry change began to materialize into earnings contributors for many electric companies and this further enhanced stock performance.

While the stocks of independent power producers and traditional electric utilities were rallying, telecommunications stocks suffered badly. Revenue, earnings, or EBITDA (earnings before interest, taxes, depreciation and amortization), growth rates of many telecommunications service companies began to recede. For others with sizeable capital spending plans, credit availability became a concern and uncertainty in a slowing economy for the group weighed heavily upon the shares. Investors started to revalue telecommunications stocks to reflect the market's concern for slower growth to come. A domino effect occurred. As telecommunications service companies grew more slowly, they began to reduce their capital spending, affecting the telecommunications equipment companies. These problems occurred at the very time that intensive price competition accelerated among service companies, especially those providing wireless phone service. Service companies, some of which had not yet achieved profitability, attempted to grow their revenues by aggressively pricing their services and products. Similarly, long-distance phone service has come to be viewed as a commodity product, for which businesses and consumers were not willing to pay premium rates.

                                    EVERGREEN
                                  Utility Fund
                           Portfolio Manager Interview

The increasing volatility in telecommunication stocks continued through the end of the fiscal year, as investors made new calculations of the short-run and long-run earnings growth potential of those companies.

Despite changing trends throughout the utility sectors, investors developed a response to the prospect of a general slowdown in economic growth. That response acted as a support for the share prices of both traditional electric utility stocks and most companies in the business of electricity and gas supply. The defensive character of these investments in times of market uncertainty has become increasingly apparent. The group is delivering positive earnings and predictable dividends. Among Telecommunications stocks, only the old regional Bell operating companies appear to be of some interest to investors and we have maintained a fund presence there.

                                Top 5 Industries
                   ------------------------------------------
                   (as a percentage of 10/31/2000 net assets)

Electric Utilities                                                         38.0%
Diversified Telecommunication Services                                     22.4%
Wireless Telecommunication Services                                        10.9%
Gas Utilities                                                              10.8%
Communications Equipment                                                    6.9%

What were your principal strategies during this period?

We have a long-term discipline of remaining well diversified within the utility sectors while looking for stocks that can deliver total return: a product of both dividend income and stock price appreciation. While the past few months have been favorable to traditional electric utility stocks and unfavorable to telecommunications stocks, we did not necessarily believe the most recent trends would be permanent. We kept the Fund well diversified, but with an emphasis on those areas which we believe have the greatest growth potential.

Many of the best performers for the Fund during the period were the independent power producers that benefited from changes in the demand/supply relationships and the deregulation trends. Companies such as Calpine, AES, Dynegy and SOE, the latter a spin-off of the Southern Company, were among the top performers for the Fund.

                                 Top 10 Holdings
                   ------------------------------------------
                   (as a percentage of 10/31/2000 net assets)

Verizon Communications                                                      3.2%
BellSouth Corp.                                                             3.1%
Qwest Communications Intl., Inc.                                            3.0%
Enron Corp.                                                                 3.0%
Dynegy, Inc.                                                                3.0%
Consolidated Edison, Inc.                                                   3.0%
ALLTEL Corp.                                                                2.8%
SBC Communications                                                          2.5%
Decs Trust VI - Metromedia Fiber                                            2.5%
Reliant Energy, Inc.                                                        2.4%

What is your outlook for the utility industry?

We anticipate continued volatility, as the different subsectors within the industry continue to restructure themselves to adapt to changes in their environment.

Electric utilities, the last subsector to experience deregulation, should continue to respond to the opportunities and challenges of competition.

We believe Telecommunications companies should continue to remake themselves and adapt to changes in the economic outlook and to new technologies. To a great extent, the expectations for the Telecommunications industry are based on anticipated changes in technology that have not yet been introduced into the marketplace. New wireless devices and developing network technologies should have major impacts on the Telecommunications industry, which remains one of the fastest growing areas in the economy, even after a slowing of growth in recent months.

                                   EVERGREEN
                                Health Care Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                          Year Ended
                                                     October 31, 2000 (a)
CLASS A SHARES
Net asset value, beginning of period                       $ 10.00
                                                           -------
Income from investment operations
Net investment loss                                          (0.03)
Net realized and unrealized gains on securities and
 foreign currency related transactions                       11.64
                                                           -------
Total from investment operations                             11.61
                                                           -------
Distributions to shareholders from
Net realized gains                                           (5.40)
                                                           -------
Net asset value, end of period                             $ 16.21
                                                           -------
Total return*                                               124.01%
Ratios and supplemental data
Net assets, end of period (thousands)                      $ 9,334
Ratios to average net assets
 Expenses++                                                   1.75%+
 Net investment loss                                         (1.10%)+
Portfolio turnover rate                                        183%

                                                          Year Ended
                                                     October 31, 2000 (a)
CLASS B SHARES
Net asset value, beginning of period                       $ 10.00
                                                           -------
Income from investment operations
Net investment loss                                          (0.10)
Net realized and unrealized gains on securities and
 foreign currency related transactions                       11.56
                                                           -------
Total from investment operations                             11.46
                                                           -------
Distributions to shareholders from
Net realized gains                                           (5.40)
                                                           -------
Net asset value, end of period                             $ 16.06
                                                           -------
Total return*                                               122.37%
Ratios and supplemental data
Net assets, end of period (thousands)                      $24,534
Ratios to average net assets
 Expenses++                                                   2.55%+
 Net investment loss                                         (1.78%)+
Portfolio turnover rate                                        183%

(a) For the period from December 22, 1999 (commencement of class operations) to October 31, 2000.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Health Care Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                          Year Ended
                                                     October 31, 2000 (a)
CLASS C SHARES
Net asset value, beginning of period                        $10.00
                                                            ------
 .........................................................................
Income from investment operations
 .........................................................................
Net investment loss                                          (0.04)
 .........................................................................
Net realized and unrealized gains on securities and
 foreign currency related transactions                       11.51
                                                            ------
 .........................................................................
Total from investment operations                             11.47
                                                            ------
 .........................................................................
Distributions to shareholders from
 .........................................................................
Net realized gains                                           (5.40)
                                                            ------
 .........................................................................
Net asset value, end of period                              $16.07
                                                            ------
 .........................................................................
Total return*                                               122.51%
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period (thousands)                       $5,831
 .........................................................................
Ratios to average net assets
 Expenses++                                                   2.47%+
 .........................................................................
 Net investment loss                                         (1.89%)+
 .........................................................................
Portfolio turnover rate                                        183%
 .........................................................................

                                                          Year Ended
                                                     October 31, 2000 (a)
CLASS Y SHARES
Net asset value, beginning of period                        $10.00
                                                            ------
 .........................................................................
Income from investment operations
 .........................................................................
Net investment loss                                          (0.05)
 .........................................................................
Net realized and unrealized gains on securities and
 foreign currency related transactions                       11.69
                                                            ------
 .........................................................................
Total from investment operations                             11.64
                                                            ------
 .........................................................................
Distributions to shareholders from
 .........................................................................
Net realized gains                                           (5.40)
                                                            ------
 .........................................................................
Net asset value, end of period                              $16.24
                                                            ------
 .........................................................................
Total return                                                124.33%
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period (thousands)                       $  564
 .........................................................................
Ratios to average net assets
 Expenses++                                                   1.56%+
 .........................................................................
 Net investment loss                                         (0.78%)+
 .........................................................................
Portfolio turnover rate                                        183%
 .........................................................................

(a) For the period from December 22, 1999 (commencement of class operations) to October 31, 2000.
* Excluding applicable sales charges.
++The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+ Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Technology Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                       Year Ended
                                                 October 31, 2000 (a) #
CLASS A SHARES
Net asset value, beginning of period                     $10.00
                                                         ------
Income from investment operations
Net investment loss                                       (0.10)
Net realized and unrealized gains on securities            0.07/+/
                                                         ------
Total from investment operations                          (0.03)
                                                         ------
Net asset value, end of period                           $ 9.97
                                                         ------
Total return*                                             (0.30%)
Ratios and supplemental data
Net assets, end of period (thousands)                    $4,645
Ratios to average net assets
 Expenses++                                                1.72%+
 Net investment loss                                      (1.19%)+
Portfolio turnover rate                                     185%

                                                       Year Ended
                                                 October 31, 2000 (a) #
CLASS B SHARES
Net asset value, beginning of period                     $10.00
                                                         ------
Income from investment operations
Net investment loss                                       (0.19)
Net realized and unrealized gains on securities            0.09/+/
                                                         ------
Total from investment operations                          (0.10)
                                                         ------
Net asset value, end of period                           $ 9.90
                                                         ------
Total return*                                             (1.00%)
Ratios and supplemental data
Net assets, end of period (thousands)                    $7,664
Ratios to average net assets
 Expenses++                                                2.49%+
 Net investment loss                                      (1.96%)+
Portfolio turnover rate                                     185%

(a) For the period from December 22, 1999 (commencement of class operations) to October 31, 2000.
# Net investment income per share is based on average shares outstanding dur-ing the period.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
/+/ The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of the sales of fund shares and the amount of per share realized and unrealized gains or losses at such time.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Technology Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                       Year Ended
                                                 October 31, 2000 (a) #
CLASS C SHARES
Net asset value, beginning of period                     $10.00
                                                         ------
Income from investment operations
Net investment loss                                       (0.15)
Net realized and unrealized gains on securities            0.06/+/
                                                         ------
Total from investment operations                          (0.09)
                                                         ------
Net asset value, end of period                           $ 9.91
                                                         ------
Total return*                                             (0.90%)
Ratios and supplemental data
Net assets, end of period (thousands)                    $1,798
Ratios to average net assets
 Expenses++                                                2.47%+
 Net investment loss                                      (1.88%)+
Portfolio turnover rate                                     185%

                                                       Year Ended
                                                 October 31, 2000 (a) #
CLASS Y SHARES
Net asset value, beginning of period                     $10.00
                                                         ------
Income from investment operations
Net investment loss                                       (0.10)
Net realized and unrealized gains on securities            0.10/+/
                                                         ------
Total from investment operations                           0.00
                                                         ------
Net asset value, end of period                           $10.00
                                                         ------
Total return                                               0.00%
Ratios and supplemental data
Net assets, end of period (thousands)                    $  217
Ratios to average net assets
 Expenses++                                                1.49%+
 Net investment loss                                      (0.99%)+
Portfolio turnover rate                                     185%

(a) For the period from December 22, 1999 (commencement of class operations) to October 31, 2000.
# Net investment income per share is based on average shares outstanding dur-ing the period.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
/+/ The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales of fund shares and the amount of per share realized and unrealized gains or losses at such time.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Utility Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                     Year Ended July 31,              Year Ended December 31,
                              Year Ended      -------------------------------------   -------------------------
                         October 31, 2000 (a)   2000      1999     1998    1997 (b)      1996          1995
CLASS A SHARES
Net asset value,
 beginning of period           $  13.96       $  12.85  $  11.76  $ 11.45  $ 10.57    $     10.80  $       9.00
                               --------       --------  --------  -------  -------    -----------  ------------
Income from investment
 operations
Net investment income              0.09           0.35      0.42     0.43     0.25           0.41          0.44
Net realized and
 unrealized gains on
 securities                        0.72           2.29      2.37     1.44     0.87           0.05          2.25
                               --------       --------  --------  -------  -------    -----------  ------------
Total from investment
 operations                        0.81           2.64      2.79     1.87     1.12           0.46          2.69
                               --------       --------  --------  -------  -------    -----------  ------------
Distributions to
 shareholders from
Net investment income             (0.08)         (0.35)    (0.42)   (0.44)   (0.24)         (0.41)        (0.44)
Net realized gains                    0          (1.18)    (1.28)   (1.12)       0          (0.28)        (0.45)
                               --------       --------  --------  -------  -------    -----------  ------------
Total distributions               (0.08)         (1.53)    (1.70)   (1.56)   (0.24)         (0.69)        (0.89)
                               --------       --------  --------  -------  -------    -----------  ------------
Net asset value, end of
 period                        $  14.69       $  13.96  $  12.85  $ 11.76  $ 11.45    $     10.57  $      10.80
                               --------       --------  --------  -------  -------    -----------  ------------
Total return*                      5.76%         21.75%    26.05%   17.30%   10.72%          4.40%        30.70%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)            $327,067       $299,675  $108,411  $95,300  $91,638    $    96,243  $    107,872
Ratios to average net
 assets
 Expenses++                        1.09%+         1.06%     1.03%    0.99%    1.00%+         0.87%         0.79%
 Net investment income             2.50%+         2.41%     3.60%    3.58%    3.85%+         3.87%         4.51%
Portfolio turnover rate              28%            66%       46%      62%      50%            59%           88%

                                                     Year Ended July 31,              Year Ended December 31,
                              Year Ended      -------------------------------------   -------------------------
                         October 31, 2000 (a)   2000      1999     1998    1997 (b)      1996          1995
CLASS B SHARES
Net asset value,
 beginning of period           $  13.97       $  12.86  $  11.76  $ 11.46  $ 10.58    $     10.81  $       9.00
                               --------       --------  --------  -------  -------    -----------  ------------
Income from investment
 operations
Net investment income              0.06           0.24      0.34     0.34     0.20           0.33          0.37
Net realized and
 unrealized gains on
 securities                        0.72           2.29      2.37     1.44     0.87           0.05          2.26
                               --------       --------  --------  -------  -------    -----------  ------------
Total from investment
 operations                        0.78           2.53      2.71     1.78     1.07           0.38          2.63
                               --------       --------  --------  -------  -------    -----------  ------------
Net investment income             (0.05)         (0.24)    (0.33)   (0.36)   (0.19)         (0.33)        (0.37)
Net realized gains                    0          (1.18)    (1.28)   (1.12)       0          (0.28)        (0.45)
                               --------       --------  --------  -------  -------    -----------  ------------
Total distributions               (0.05)         (1.42)    (1.61)   (1.48)   (0.19)         (0.61)        (0.82)
                               --------       --------  --------  -------  -------    -----------  ------------
Distributions to
 shareholders from

Net asset value, end of
 period                        $  14.70       $  13.97  $  12.86  $ 11.76  $ 11.46    $     10.58  $      10.81
                               --------       --------  --------  -------  -------    -----------  ------------
Total return*                      5.56%         20.79%    25.23%   16.31%   10.21%          3.60%        29.90%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)            $157,985       $110,460  $ 54,839  $43,776  $36,738    $    38,511  $     35,662
Ratios to average net
 assets
 Expenses++                        1.84%+         1.80%     1.77%    1.74%    1.75%+         1.62%         1.53%
 Net investment income             1.71%+         1.76%     2.85%    2.82%    3.10%+         3.12%         3.78%
Portfolio turnover rate              28%            66%       46%      62%      50%            59%           88%

(a) For the three months ended October 31, 2000. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2000.
(b) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Utility Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                   Year Ended July 31,          Year Ended December 31,
                              Year Ended      --------------------------------  -----------------------
                         October 31, 2000 (a)  2000    1999    1998   1997 (b)     1996         1995
CLASS C SHARES
Net asset value,
 beginning of period           $ 13.98        $12.86  $11.76  $11.46   $10.58   $     10.82  $      9.01
                               -------        ------  ------  ------   ------   -----------  -----------
Income from investment
 operations
Net investment income             0.06          0.24    0.34    0.34     0.20          0.33         0.37
Net realized and
 unrealized gains on
 securities                       0.72          2.30    2.37    1.44     0.87          0.04         2.26
                               -------        ------  ------  ------   ------   -----------  -----------
Total from investment
 operations                       0.78          2.54    2.71    1.78     1.07          0.37         2.63
                               -------        ------  ------  ------   ------   -----------  -----------
Distributions to
 shareholders from
Net investment income            (0.05)        (0.24)  (0.33)  (0.36)   (0.19)        (0.33)       (0.37)
Net realized gains                   0         (1.18)  (1.28)  (1.12)       0         (0.28)       (0.45)
                               -------        ------  ------  ------   ------   -----------  -----------
Total distributions              (0.05)        (1.42)  (1.61)  (1.48)   (0.19)        (0.61)       (0.82)
                               -------        ------  ------  ------   ------   -----------  -----------
Net asset value, end of
 period                        $ 14.71        $13.98  $12.86  $11.76   $11.46   $     10.58  $     10.82
                               -------        ------  ------  ------   ------   -----------  -----------
Total return*                     5.55%        20.88%  25.23%  16.31%   10.21%         3.50%       29.80%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)            $14,497        $9,589  $  879  $  486   $  379   $       396  $       246
Ratios to average net
 assets
 Expenses++                       1.84%+        1.82%   1.77%   1.74%    1.75%+        1.63%        1.54%
 Net investment income            1.71%+        1.77%   2.74%   2.82%    3.10%+        3.13%        3.76%
Portfolio turnover rate             28%           66%     46%     62%      50%           59%          88%

                                                   Year Ended July 31,          Year Ended December 31,
                              Year Ended      --------------------------------  -----------------------
                         October 31, 2000 (a)  2000    1999    1998   1997 (b)     1996         1995
CLASS Y SHARES
Income from investment
 operations
Net asset value,
 beginning of period           $ 13.96        $12.86  $11.77  $11.46   $10.58   $     10.82  $      9.00
                               -------        ------  ------  ------   ------   -----------  -----------
Net investment income             0.10          0.38    0.49    0.46     0.25          0.44         0.47
Net realized and
 unrealized gains on
 securities                       0.71          2.28    2.33    1.45     0.88          0.03         2.27
                               -------        ------  ------  ------   ------   -----------  -----------
Total from investment
 operations                       0.81          2.66    2.82    1.91     1.13          0.47         2.74
                               -------        ------  ------  ------   ------   -----------  -----------
Distributions to
 shareholders from
Net investment income            (0.08)        (0.38)  (0.45)  (0.48)   (0.25)        (0.43)       (0.47)
Net realized gains                   0         (1.18)  (1.28)  (1.12)       0         (0.28)       (0.45)
                               -------        ------  ------  ------   ------   -----------  -----------
Total distributions              (0.08)        (1.56)  (1.73)  (1.60)   (0.25)        (0.71)       (0.92)
                               -------        ------  ------  ------   ------   -----------  -----------
Net asset value, end of
 period                        $ 14.69        $13.96  $12.86  $11.77   $11.46   $     10.58  $     10.82
                               -------        ------  ------  ------   ------   -----------  -----------
Total return                      5.82%        21.98%  26.35%  17.60%   10.85%         4.50%       31.30%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)            $ 2,634        $2,630  $2,123  $1,695   $1,627   $     2,000  $     7,791
Ratios to average net
 assets
 Expenses++                       0.84%+        0.79%   0.77%   0.74%    0.74%+        0.61%        0.54%
 Net investment income            2.76%+        2.78%   3.92%   3.82%    4.06%+        4.01%        4.76%
Portfolio turnover rate             28%           66%     46%     62%      50%           59%          88%

(a) For the three months ended October 31, 2000. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2000.
(b) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Health Care Fund
                            Schedule of Investments
                                October 31, 2000

                                                          Shares      Value

COMMON STOCKS - 95.1%
CONSUMER STAPLES - 1.0%
Food & Drug Retailing - 0.7%
  CVS Corp. ...........................................      5,000 $    264,687
                                                                   ------------
Food Products - 0.3%
  NBTY, Inc. ..........................................     20,000      130,000
                                                                   ------------
FINANCIALS - 1.2%
Insurance - 1.2%
  CIGNA Corp. .........................................      4,000      487,800
                                                                   ------------
HEALTH CARE - 88.0%
Biotechnology - 29.2%
  Abgenix, Inc. .......................................      1,500      118,313
  Aclara Biosciences, Inc. ............................      5,000       89,375
  Alexion Pharmaceuticals, Inc. .......................      1,400      144,725
  Alkermes, Inc. ......................................      5,500      203,844
  Amgen, Inc. .........................................     17,000      984,937
  Applied Molecular Evolution..........................      8,500      184,875
  Avant Immunotherapeutics, Inc. ......................     10,000       84,375
  Axys Pharmaceutical, Inc. ...........................     10,000       55,000
  Biochem Pharmaceuticals, Inc. *......................      5,000      123,750
  Biocryst Pharmaceuticals, Inc. *.....................     20,000      182,500
  Biogen, Inc. ........................................        800       48,150
  Celera Genomics Group................................      6,500      438,750
  Cell Genesys, Inc. ..................................      3,000       69,188
  Celltech Group Plc, Class F *........................      5,000       99,390
  Chiron Corp. ........................................      1,500       64,969
  Compugen Ltd. .......................................     10,100       90,900
  COR Therapeutics, Inc. ..............................      4,000      226,000
  Corixa Corp. *.......................................      9,000      400,500
  Epix Med, Inc. ......................................      6,000       63,375
  Genentech, Inc. .....................................     10,000      825,000
  Genomic Solutions, Inc. .............................     10,000      140,000
  Genzyme Corp. .......................................      1,200       85,200
  Genzyme Transgenics Corp. ...........................      7,500      160,781
  Gilead Sciences, Inc. ...............................      1,500      129,000
  Human Genome Sciences, Inc. *........................      5,000      441,953
  Hyseq, Inc. .........................................      3,000       87,188
  IDEC Pharmaceuticals Corp. ..........................        500       98,063
  Ilex Oncology, Inc. *................................     21,100      764,875
  Immunex Corp. *......................................      7,000      297,938
  Immunomedics, Inc. ..................................     13,500      312,187
  Invitrogen Corp. ....................................      3,000      228,188
  Lexicon Genetics, Inc. ..............................      6,000      121,500
  Maxygen, Inc. .......................................      3,500      140,875
  Medarex, Inc. .......................................      1,200       73,350

                                   EVERGREEN
                                Health Care Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                                          Shares      Value

COMMON STOCKS - continued
HEALTH CARE - continued
Biotechnology - continued
  MedImmune, Inc. .....................................      6,500 $    424,937
  Millennium Pharmaceuticals, Inc. *...................      2,000      145,125
  Myriad Genetics, Inc. *..............................      3,000      360,000
  Nanogen, Inc. .......................................      3,000       46,500
  ONYX Pharmaceuticals, Inc. ..........................     22,500      337,500
  Orchid Biosciences, Inc. ............................      8,500      173,719
  Osi Pharmaceuticals, Inc. ...........................      4,000      288,000
  Progenics Pharmaceuticals, Inc. *....................     12,500      307,812
  Protein Design Labs, Inc. ...........................      3,000      405,234
  QLT Phototherapeutics, Inc. .........................      3,000      149,203
  Sangstat Med Corp. ..................................     36,500      365,000
  Scios, Inc. *........................................     37,000      529,562
  Tanox, Inc. .........................................      7,000      260,750
  Transkaryotic Therapies, Inc. *......................      8,000      298,000
  Tularik, Inc. .......................................      3,000       95,250
                                                                   ------------
                                                                     11,765,606
                                                                   ------------
Electronic Equipment & Instruments - 0.9%
  Novoste Corp. *......................................     13,500      340,875
                                                                   ------------
Health Care Equipment & Supplies - 11.2%
  ArQule, Inc. ........................................      6,000      138,750
  ArthroCare Corp. *...................................     12,500      283,594
  Aurora Bioscience Corp. .............................      4,000      243,750
  Becton Dickinson & Co. ..............................      7,000      234,500
  Bioject Med Technologies, Inc. ......................      5,000       30,000
  Boston Scientific Corp. .............................     23,000      366,562
  C.R. Bard, Inc. .....................................      4,000      167,500
  Cyberonics, Inc. *...................................     16,600      385,950
  Disetronic Hldg. AG..................................        207      179,755
  Fresenius Medical Care AG, ADR.......................      5,700      151,763
  Guidant Corp *.......................................      2,000      105,875
  Igen Intl. ..........................................     11,500      286,062
  Inhale Therapeutic Sys. .............................      5,000      248,750
  Mentor Corp. ........................................     14,000      246,750
  Minimed, Inc.  ......................................      3,000      218,813
  Molecular Devices Corp. .............................      2,000      136,750
  Nexmed, Inc. ........................................     25,500      423,937
  PE Corp-PE BioSystems Group..........................      2,000      234,000
  Penwest Pharmaceuticals Co. .........................     25,000      262,500
  Possis Med, Inc. ....................................     20,000      113,750
  Sonosite, Inc. ......................................      5,000       63,750
                                                                   ------------
                                                                      4,523,061
                                                                   ------------

                                   EVERGREEN
                                Health Care Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                                          Shares      Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Providers & Services - 7.4%
  Advance Paradigm, Inc. *.............................      8,500 $    415,437
  Aetna, Inc. .........................................      7,500      433,594
  Ameripath, Inc. .....................................      6,500      116,594
  Bergen Brunswig Corp. ...............................     10,000       90,625
  Express Scripts, Inc., Class A.......................      2,000      134,375
  McKesson HBOC, Inc. .................................      3,000       84,188
  MDS, Inc. ...........................................      6,000      118,232
  Pharmacopeia, Inc. ..................................     12,500      228,125
  Quest Diagnostics, Inc. *............................      4,000      385,000
  Quintiles TransNational Corp. .......................     26,500      369,344
  Regeneron Pharmaceuticals, Inc. *....................     13,000      347,750
  Synavant, Inc. ......................................        150          684
  UnitedHealth Group, Inc. ............................         50        5,469
  Wellpoint Health Networks, Inc., Class A.............      2,250      263,109
                                                                   ------------
                                                                      2,992,526
                                                                   ------------
Pharmaceuticals - 39.3%
  Abbott Laboratories..................................      6,600      348,562
  Altana AG............................................        800       96,347
  American Home Products Corp. ........................     20,300    1,289,050
  Astrazeneca Plc, ADR.................................      6,000      286,125
  Barr Laboratories, Inc. .............................     10,000      631,250
  Bristol-Myers Squibb Co. ............................     10,500      639,844
  Celgene Corp. .......................................      5,000      321,875
  Cell Therapeutics, Inc. .............................      8,000      535,125
  Chugai Pharmaceutical Co., Ltd. .....................      9,000      152,756
  Dura Pharmaceuticals, Inc. *.........................      3,000      103,313
  Eisai Co. ...........................................      5,000      153,966
  Elan Corp. Plc, ADR *................................      2,000      103,875
  Eli Lilly & Co. .....................................      6,000      536,250
  FH Faulding & Co., Ltd. .............................     38,500      203,556
  Glaxo Wellcome Plc, ADR..............................     14,028      816,254
  H Lundbeck A/S.......................................        700       48,133
  IVAX Corp. ..........................................      6,500      282,750
  Johnson & Johnson....................................      5,200      479,050
  King Pharmaceuticals, Inc. ..........................      7,950      356,259
  Ligand Pharmaceuticals, Inc. ........................     15,000      223,125
  Merck & Co., Inc. ...................................      8,830      794,148
  Merck KGaA...........................................      8,000      304,138
  Mylan Laboratories, Inc. ............................     27,400      767,200
  Novartis AG..........................................     15,000      575,625
  Pfizer, Inc. ........................................     37,950    1,638,966
  Pharmacia Corp. .....................................     20,735    1,140,425
  Pharming Group NV....................................      7,500       81,784

                                   EVERGREEN
                                Health Care Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                  Shares       Value

COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - continued
  Praecis Pharmaceuticals,
   Inc.......................         6,500 $    164,938
  Roche Hldg. AG.............            85      776,424
  Roche Hldg. Ltd., ADR......         2,200      200,902
  Schering AG................         2,400      134,418
  Serono SA, ADR.............        10,000      226,250
  Taro Pharmaceutical Inds.,
   Ltd. *....................        12,500      303,125
  Teva Pharmaceutical Inds.,
   Ltd., ADR.................         2,000      118,250
  Titan Pharmaceuticals,
   Inc. .....................        13,000      547,040
  UCB SA.....................         5,000      178,206
  Viropharma, Inc. ..........         7,000      163,625
  Yamanouchi Pharmaceutical
   Co., Ltd. ................         2,000       90,547
                                            ------------
                                              15,813,476
                                            ------------
INFORMATION TECHNOLOGY - 1.0%
Computers & Peripherals -
  0.5%
  Inamed Corp. ..............         7,100      198,800
                                            ------------
Electronic Equipment &
 Instruments - 0.5%
  Caliper Technologies
   Corp. ....................         3,500      197,312
                                            ------------
Internet Software &
 Services - 0.0%
  Ventro Corp. ..............         5,000       24,063
                                            ------------
MATERIALS - 3.9%
Chemicals - 3.9%
  Akzo Nobel NV..............         7,742      352,473
  Aventis, ADR...............        13,000      936,812
  Millipore Corp.............         3,000      157,500
  Pall Corp..................         5,000      107,813
                                            ------------
                                               1,554,598
                                            ------------
    Total Common Stocks (cost
     $35,315,428)............                 38,292,804
                                            ------------
SHORT-TERM INVESTMENTS -
  30.9%
MUTUAL FUND SHARES - 30.9%
  Evergreen Select Money
   Market Fund o.............     1,282,727    1,282,727
  Navigator Prime Portfolio
   p ........................    11,156,520   11,156,520
                                            ------------
    Total Short-Term
     Investments (cost
     $12,439,247)............                 12,439,247
                                            ------------
Total Investments - (cost $47,754,675) -
  126.0%..................................    50,732,051
Other Assets and Liabilities - (26.0%)....   (10,469,297)
                                            ------------
Net Assets - 100.0%.......................  $ 40,262,754
                                            ============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                                Technology Fund
                            Schedule of Investments
                                October 31, 2000

                                                          Shares      Value

COMMON STOCKS - 89.1%
INDUSTRIALS - 17.0%
Commercial Services & Supplies - 16.5%
  Automatic Data Processing, Inc. ......................     9,000 $    587,812
  Concord EFS, Inc. ....................................    10,000      413,125
  DST Sys., Inc. *......................................     6,000      369,750
  Excelon Corp. ........................................    17,300      140,563
  First Data Corp. .....................................     5,000      250,625
  Fiserv, Inc. *........................................     2,000      104,875
  Manhattan Associates, Inc. ...........................     3,300      211,252
  Paychex, Inc. ........................................     5,000      283,437
                                                                   ------------
                                                                      2,361,439
                                                                   ------------
Industrial Conglomerates - 0.5%
  Coorstek, Inc. .......................................     2,400       70,200
                                                                   ------------
INFORMATION TECHNOLOGY - 71.5%
Communications Equipment - 9.9%
  CIENA Corp. *.........................................     1,000      105,125
  Cisco Sys., Inc. *....................................     2,000      107,750
  Comverse Tech., Inc. .................................     2,000      223,500
  Corning, Inc. ........................................     2,000      153,000
  Extreme Networks, Inc. ...............................     1,000       82,938
  Infospace, Inc. ......................................     3,900       78,488
  Ixia..................................................     1,500       35,156
  Motorola, Inc. .......................................     4,000       99,750
  Nokia Corp., ADR......................................     3,000      128,250
  Nortel Networks Corp. ................................     3,000      136,500
  Scientific Atlanta, Inc. .............................     3,000      205,312
  Tollgrade Communications, Inc. *......................       700       67,025
                                                                   ------------
                                                                      1,422,794
                                                                   ------------
Computers & Peripherals - 10.1%
  Compaq Computer Corp. ................................     9,000      273,690
  Dell Computer Corp. *.................................     6,000      177,000
  EMC Corp. *...........................................     1,000       89,062
  Gateway, Inc. ........................................     2,000      103,220
  Hewlett-Packard Co. ..................................     2,000       92,875
  InFocus Corp. ........................................     3,900      172,331
  Intl. Business Machines Corp. ........................     1,000       98,500
  Lexmark Intl. Group, Inc., Class A *..................     4,000      164,000
  NVIDIA Corp. .........................................     3,000      186,422
  Read Rite Corp. ......................................     4,200       31,238
  Sun Microsystems, Inc. ...............................       500       55,438
                                                                   ------------
                                                                      1,443,776
                                                                   ------------

                                   EVERGREEN
                                Technology Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                                          Shares      Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 6.1%
  Conductus, Inc. ......................................     9,500 $     88,469
  Flextronics Intl., Ltd. ..............................     4,000      152,000
  JDS Uniphase Corp. ...................................     1,000       81,437
  Sanmina Corp. ........................................     1,500      171,469
  SCI Sys., Inc. *......................................     3,000      129,000
  Solectron Corp. ......................................     3,000      132,000
  Three-Five Sys., Inc. *...............................     3,600      124,200
                                                                   ------------
                                                                        878,575
                                                                   ------------
Internet Software & Services - 1.5%
  About.Com, Inc. ......................................     1,440       34,560
  Art Technology Group, Inc. *..........................     2,400      150,600
  Marchfirst, Inc. .....................................     4,700       27,319
                                                                   ------------
                                                                        212,479
                                                                   ------------
Semiconductor Equipment & Products - 32.2%
  Altera Corp. .........................................     7,000      286,562
  Analog Devices, Inc. .................................     2,000      130,000
  Applied Materials, Inc. ..............................     2,000      106,250
  Applied Micro Circuits Corp. *........................     1,000       76,438
  Atmel Corp. ..........................................     9,000      134,438
  Broadcom Corp. .......................................       300       66,713
  Cirrus Logic, Inc. ...................................     6,000      258,750
  Cypress Semiconductor Corp. *.........................     7,000      262,062
  Integrated Device Technology..........................     4,000      225,250
  Intel Corp. ..........................................     3,000      135,000
  Intersil Holding Corp. ...............................     3,400      162,987
  Intl. Rectifier Corp. ................................     3,000      133,875
  Jabil Circuit, Inc. *.................................     3,000      171,187
  KLA-Tencor Corp. .....................................     4,000      135,250
  Lam Research Corp. *..................................     9,000      174,375
  Linear Technology Corp. ..............................     2,000      129,125
  LSI Logic Corp. ......................................    10,000      328,750
  Maxim Integrated Products, Inc. ......................     2,000      132,625
  Microchip Tech., Inc. *...............................     7,575      239,559
  Micron Tech., Inc. ...................................    12,000      417,000
  Novellus Sys., Inc. ..................................     3,000      122,813
  Photon Dynamics, Inc. *...............................     1,100       39,600
  PMC-Sierra, Inc. *....................................       500       84,750
  Teradyne, Inc. .......................................     5,000      156,250
  Texas Instruments, Inc. ..............................     2,000       98,125
  Varian Semiconductor Equipment, Inc. .................     5,000      115,000

                                   EVERGREEN
                                Technology Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                                          Shares      Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
  Vitesse Semiconductor Corp. *.........................     2,000 $    139,875
  Xilinx, Inc. .........................................     2,000      144,875
                                                                   ------------
                                                                      4,607,484
                                                                   ------------
Software - 11.1%
  Adobe Sys., Inc. .....................................     2,000      152,125
  Caminus Corp. ........................................     3,600      113,400
  FileNet Corp. *.......................................     6,000      159,000
  Microsoft Corp. *.....................................    12,000      826,500
  Peregrine Sys., Inc. *................................     6,150      147,600
  Precise Software Solutions, Ltd. .....................     3,500       80,062
  Rational Software Corp. *.............................     2,000      119,375
                                                                   ------------
                                                                      1,598,062
                                                                   ------------
Specialty Retail - 0.6%
  ADC Telecommunications, Inc. .........................     4,000       85,500
                                                                   ------------
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
  Efficient Networks, Inc. .............................     2,100       88,102
                                                                   ------------
    Total Common Stocks (cost $13,388,791)..............             12,768,411
                                                                   ------------
SHORT-TERM INVESTMENTS - 32.1%
MUTUAL FUND SHARES - 32.1%
  Evergreen Select Money Market Fund o..................   814,273      814,273
  Navigator Prime Portfolio p .......................... 3,783,302    3,783,302
                                                                   ------------
    Total Short-Term Investments (cost $4,597,575)......              4,597,575
                                                                   ------------
Total Investments - (cost $17,986,366) - 121.2%...................   17,365,986
Other Assets and Liabilities - (21.2%)............................   (3,042,424)
                                                                   ------------
Net Assets - 100.0%............................................... $ 14,323,562
                                                                   ============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                                  Utility Fund
                            Schedule of Investments
                                October 31, 2000

                                                           Shares      Value

COMMON STOCKS - 68.5%
INDUSTRIALS - 1.7%
Construction & Engineering - 1.7%
  Quanta Svcs., Inc. ...................................    275,000 $  8,542,188
                                                                    ------------
INFORMATION TECHNOLOGY - 2.0%
Communications Equipment - 1.3%
  QUALCOMM, Inc. .......................................    103,778    6,756,921
                                                                    ------------
Computers & Peripherals - 0.7%
  Palm, Inc. ...........................................     62,294    3,336,622
                                                                    ------------
TELECOMMUNICATION SERVICES - 26.9%
Diversified Telecommunication Services - 19.0%
  ALLTEL Corp. .........................................    221,900   14,298,681
  AT&T Corp. ...........................................     75,900    1,759,931
  BellSouth Corp. ......................................    326,400   15,769,200
  Global Crossing, Ltd. ................................    213,000    5,032,125
  Qwest Communications Intl., Inc. .....................    309,338   15,041,560
  SBC Communications, Inc. .............................    220,261   12,706,307
  Telefonica de Espana SA de CV, ADR....................     59,036    3,420,398
  Time Warner Telecom, Inc., Class A....................     97,800    5,831,325
  Verizon Communications................................    277,880   16,064,938
  Xo Communications, Inc. ..............................    171,500    5,785,445
                                                                    ------------
                                                                      95,709,910
                                                                    ------------
Wireless Telecommunications Services - 7.9%
  Crown Castle Intl. Corp. .............................    300,000    9,093,750
  Leap Wireless Intl., Inc. ............................    156,127    7,767,318
  Nextel Communications, Inc., Class A..................    269,500   10,358,906
  Sprint Corp. (PCS Group), Ser. 1......................    198,600    7,571,625
  Vodafone Group Plc, ADR...............................    110,250    4,692,516
                                                                    ------------
                                                                      39,484,115
                                                                    ------------
UTILITIES - 37.9%
Electric Utilities - 27.5%
  American Elec. Power Co., Inc. .......................    178,000    7,387,000
  Companhia Paranaense de Energia-Copel, Plc, ADR.......    160,000    1,450,000
  Consolidated Edison, Inc. ............................    422,000   14,849,125
  Dominion Resources, Inc. .............................    125,000    7,351,562
  Dynegy, Inc. .........................................    323,000   14,958,937
  El Paso Energy Partners LP............................      1,100       28,463
  FPL Group, Inc. ......................................     67,000    4,422,000
  Niagara Mohawk Holdings, Inc. ........................    458,500    7,336,000
  Nisource, Inc. .......................................    401,000    9,999,937
  NRG Energy, Inc. .....................................    216,000    5,616,000
  PPL Corp. ............................................    117,700    4,847,769
  Public Service Enterprise Group, Inc. ................    265,200   11,005,800
  Reliant Energy, Inc. .................................    290,000   11,980,625
  Scottish Power Plc, ADR *.............................    219,110    6,614,383
  Sierra Pacific Resources..............................    272,800    4,688,750

                                   EVERGREEN
                                  Utility Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                                           Shares      Value

COMMON STOCKS - continued
UTILITIES - continued
Electric Utilities - continued
  Southern Co. .........................................    177,000 $  5,199,375
  TECO Energy, Inc. ....................................    202,300    5,639,113
  TXU Corp. ............................................    198,200    7,345,788
  UtiliCorp United, Inc. ...............................    225,600    5,992,500
  Wisconsin Energy Corp. ...............................     58,050    1,092,066
                                                                    ------------
                                                                     137,805,193
                                                                    ------------
Energy Equipment & Services - 1.0%
  Capstone Turbine Corp. ...............................     92,000    5,106,000
                                                                    ------------
Gas Utilities - 9.4%
  Coastal Corp. ........................................     34,800    2,625,225
  El Paso Energy Corp. .................................    127,300    7,980,119
  Enron Corp. ..........................................    182,600   14,984,612
  MDU Resources Group, Inc. ............................     57,400    1,678,950
  Peoples Energy Corp. .................................    288,800    9,927,500
  Sempra Energy.........................................    483,913   10,010,950
                                                                    ------------
                                                                      47,207,356
                                                                    ------------
    Total Common Stocks (cost $279,943,591).............             343,948,305
                                                                    ------------
CONVERTIBLE PREFERRED STOCKS - 19.5%
ENERGY - 1.9%
Energy Equipment & Services - 1.9%
  Southern Energy, Inc., 6.25%, 10/01/2030..............    158,700    9,650,944
                                                                    ------------
INFORMATION TECHNOLOGY - 4.5%
Communications Equipment - 4.5%
  Crown Castle, DECS Trust V 7.25%, 08/15/2002..........    334,200   10,213,988
  Metromedia Fiber, DECS Trust VI 6.25%, 11/15/2002.....    341,000   12,553,062
                                                                    ------------
                                                                      22,767,050
                                                                    ------------
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 0.3%
  Qwest Trends Trust, 5.75%, 11/17/2003 144A............     16,000    1,284,000
                                                                    ------------
Wireless Telecommunications Services - 1.8%
  MediaOne Group, Inc., PIES, 7.00% 11/15/2002..........    222,300    9,211,556
                                                                    ------------
UTILITIES - 11.0%
Electric Utilities - 9.6%
  AES Trust III, 6.75%, 10/15/2029......................     40,000    3,560,000
  Calpine Capital Trust, 5.75%, 11/01/2004..............     46,040    6,422,580
  Calpine Capital Trust III, 5.00%, 08/01/2005 144A.....    186,000   10,230,000
  CMS Energy Corp., 8.75%, 07/01/2002...................    258,900    8,187,712
  Nisource, Inc., PIES 7.75%, 02/19/2003................     72,000    3,469,500
  TXU Corp., PRIDES 9.25%, 08/16/2002...................    140,800    6,195,200
  Utilicorp United, Inc., 9.75%, 11/16/2002.............    337,000    9,815,125
                                                                    ------------
                                                                      47,880,117
                                                                    ------------

                                   EVERGREEN
                                  Utility Fund
                      Schedule of Investments (continued)
                                October 31, 2000

                                                      Shares         Value

CONVERTIBLE PREFERRED STOCKS - continued
UTILITIES - continued
Gas Utilities - 1.4%
  Coastal Corp., PRIDES 6.625%, 08/16/2002......       165,000    $  7,095,000
                                                                  ------------
    Total Convertible Preferred Stocks (cost
     $87,349,186)...............................                    97,888,667
                                                                  ------------
PREFERRED STOCKS - 1.1%
UTILITIES - 1.1%
Electric Utilities - 1.1%
  Alliant Energy Resources, Inc., 7.25%,
   02/15/2030 144A, (cost $5,673,400)...........        82,100       5,367,288
                                                                  ------------

                                                 Principal Amount

CONVERTIBLE DEBENTURES - 2.0%
INFORMATION TECHNOLOGY - 1.0%
Communications Equipment - 1.0%
  American Tower Corp., 6.25%, 10/15/2009.......   $ 2,800,000       5,092,500
                                                                  ------------
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
  Level 3 Communications, Inc., 6.00%,
   09/15/2009...................................     5,300,000       4,948,875
                                                                  ------------
    Total Convertible Debentures (cost
     $11,014,380)...............................                    10,041,375
                                                                  ------------
CORPORATE BONDS - 3.3%
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 2.1%
  Pinnacle Holdings, Inc., 5.50%, 09/15/2007....    18,050,000      10,311,062
                                                                  ------------
Wireless Telecommunications Services - 1.2%
  Nextel Communications, Inc., 5.25%, 01/15/2010
   144A.........................................     7,550,000       6,285,375
                                                                  ------------
    Total Corporate Bonds (cost $20,504,587)....                    16,596,437
                                                                  ------------
U.S. TREASURY OBLIGATIONS pp - 0.0%
  U.S. Treasury Bond, 6.25%, 8/15/2023..........        23,762          24,501
  U.S. Treasury Note, 5.875%, 11/30/2001........         5,395           5,371
  U.S. Treasury Note, 7.50%, 11/15/2001.........         9,688           9,800
                                                                  ------------
    Total U.S. Treasury Obligations (cost
     $39,672)...................................                        39,672
                                                                  ------------

                                                      Shares
SHORT-TERM INVESTMENTS - 18.2%
MUTUAL FUND SHARES - 18.2%
  Evergreen Select Money Market Fund o..........    35,721,293      35,721,293
  Navigator Prime Portfolio p ..................    55,660,103      55,660,103
                                                                  ------------
    Total Short-Term Investments (cost
     $91,381,396)...............................                    91,381,396
                                                                  ------------
Total Investments - (cost $495,906,212) - 112.6%.................  565,263,140
Other Assets and Liabilities - (12.6%)...........................  (63,079,678)
                                                                  ------------
Net Assets - 100.0%.............................................. $502,183,462
                                                                  ============


                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                                  Sector Funds
                   Combined Notes to Schedules of Investments
                                October 31, 2000

144A Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*     Non-income producing security.
p     Represents investment of cash collateral received for securities on loan.
pp    Represents non-cash collateral received for securities on loan.
o The advisor of the Fund and the advisor of the money market fund are each a division of First Union.

Summary of Abbreviations:
ADR     American Depository Receipt
DECS    Dividend Enhanced Convertible Stock
PIES    Premium Income Exchangeable Security
PRIDES  Preferred Redeemable Increased Dividend Equity Security

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Sector Funds
                      Statements of Assets and Liabilities
                                October 31, 2000

                                           Health Care Technology
                                              Fund        Fund      Utility Fund
--------------------------------------------------------------------------------
Assets
 Identified cost of securities...........  $47,754,675 $17,986,366  $495,906,212
 Net unrealized gains or losses on
  securities.............................    2,977,376    (620,380)   69,356,928
--------------------------------------------------------------------------------
 Market value of securities..............   50,732,051  17,365,986   565,263,140
 Cash....................................       19,551           0             0
 Receivable for securities sold..........      411,241   1,031,459    11,396,547
 Receivable for Fund shares sold.........    1,403,531     452,683     2,437,006
 Dividends and interest receivable.......       16,502       5,310     1,436,804
 Prepaid expenses and other assets.......       58,319      65,724        37,530
--------------------------------------------------------------------------------
  Total assets...........................   52,641,195  18,921,162   580,571,027
--------------------------------------------------------------------------------
Liabilities
 Distributions payable...................            0           0        75,158
 Payable for securities purchased........    1,202,454     790,492    22,034,845
 Payable for Fund shares redeemed........        4,099      16,057       336,971
 Payable for securities on loan..........   11,156,520   3,783,302    55,699,775
 Advisory fee payable....................          993         347        91,222
 Distribution Plan expenses payable......          848         270         6,780
 Due to other related parties............           59          30         1,342
 Accrued expenses and other liabilities..       13,468       7,102       141,472
--------------------------------------------------------------------------------
  Total liabilities......................   12,378,441   4,597,600    78,387,565
--------------------------------------------------------------------------------
Net assets...............................  $40,262,754 $14,323,562  $502,183,462
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital.........................  $35,127,155 $16,143,661  $395,776,260
 Undistributed (overdistributed) net
  investment income (loss)...............            0           0       542,113
 Accumulated net realized gains or losses
  on securities and foreign currency
  related transactions...................    2,158,257  (1,199,719)   36,508,161
 Net unrealized gains or losses on
  securities.............................    2,977,342    (620,380)   69,356,928
--------------------------------------------------------------------------------
Total net assets.........................  $40,262,754 $14,323,562  $502,183,462
--------------------------------------------------------------------------------
Net assets consists of
 Class A.................................  $ 9,334,450 $ 4,644,386  $327,067,143
 Class B.................................   24,533,525   7,664,372   157,984,813
 Class C.................................    5,830,560   1,797,487    14,497,288
 Class Y.................................      564,219     217,317     2,634,218
--------------------------------------------------------------------------------
Total net assets.........................  $40,262,754 $14,323,562  $502,183,462
--------------------------------------------------------------------------------
Shares outstanding
 Class A.................................      575,827     465,667    22,261,557
 Class B.................................    1,527,172     773,829    10,747,491
 Class C.................................      362,909     181,422       985,379
 Class Y.................................       34,741      21,728       179,290
--------------------------------------------------------------------------------
Net asset value per share
 Class A.................................  $     16.21 $      9.97  $      14.69
--------------------------------------------------------------------------------
 Class A--Offering price (based on sales
  charge of 4.75%).......................  $     17.02 $     10.47  $      15.42
--------------------------------------------------------------------------------
 Class B.................................  $     16.06 $      9.90  $      14.70
--------------------------------------------------------------------------------
 Class C.................................  $     16.07 $      9.91  $      14.71
--------------------------------------------------------------------------------
 Class Y.................................  $     16.24 $     10.00  $      14.69
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Sector Funds
                            Statements of Operations
                          Year Ended October 31, 2000


                                           Health Care  Technology     Utility
                                            Fund (a)     Fund (a)     Fund (b)
---------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding
  taxes of $2,175, $166 and $9,567,
  respectively)..........................  $   65,493   $     6,982  $ 3,588,504
 Interest................................      14,540        27,905      573,888
 Securities lending income...............       5,635         1,225       41,131
---------------------------------------------------------------------------------
Total investment income..................      85,668        36,112    4,203,523
---------------------------------------------------------------------------------
Expenses
 Advisory fee............................     110,292        65,405      499,539
 Distribution Plan expenses..............     102,035        58,640      575,441
 Administrative services fees............      11,610         6,885      118,938
 Transfer agent fee......................       9,500         5,852      393,287
 Trustees' fees and expenses.............         225           148        2,424
 Printing and postage expenses...........       6,970         3,412       10,656
 Custodian fee...........................       3,647         1,219       48,407
 Registration and filing fees............      15,317         5,221       26,547
 Professional fees.......................      12,422         8,234       11,427
 Organization expenses...................       5,781         5,600            0
 Other...................................       2,747           146        9,060
---------------------------------------------------------------------------------
  Total expenses.........................     280,546       160,762    1,695,726
  Less: Expense reductions...............        (650)         (431)     (21,928)
        Fee waivers......................           0             0     (123,067)
---------------------------------------------------------------------------------
  Net expenses...........................     279,896       160,331    1,550,731
---------------------------------------------------------------------------------
 Net investment income (loss)............    (194,228)     (124,219)   2,652,792
---------------------------------------------------------------------------------
Net realized and unrealized gains or
 losses on securities and foreign
 currency related transactions
 Net realized gains or losses on:
 Securities..............................   5,351,517    (1,199,719)  22,220,006
 Foreign currency related transactions...      (1,699)            0            0
---------------------------------------------------------------------------------
 Net realized gains or losses on
  securities and foreign currency related
  transactions...........................   5,349,818    (1,199,719)  22,220,006
---------------------------------------------------------------------------------
 Net change in unrealized gains or losses
  on securities and foreign currency
  related transactions...................   2,977,342      (620,380)    (456,975)
---------------------------------------------------------------------------------
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions..........   8,327,160    (1,820,099)  21,763,031
---------------------------------------------------------------------------------
 Net increase (decrease) in net assets
  resulting from operations..............  $8,132,932   $(1,944,318) $24,415,823
---------------------------------------------------------------------------------

(a) For the period from December 22, 1999 (commencement of operations) to October 31, 2000.
(b) For the three months ended October 31, 2000. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2000.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Sector Funds
                            Statement of Operations
                            Year ended July 31, 2000

                                                                      Utility
                                                                       Fund
--------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding taxes of $27,952)..........  $ 8,030,460
 Interest.........................................................    1,182,352
 Securities lending income........................................       14,991
--------------------------------------------------------------------------------
Total investment income...........................................    9,227,803
--------------------------------------------------------------------------------
Expenses
 Advisory fee.....................................................    1,166,093
 Distribution Plan expenses.......................................    1,209,387
 Administrative services fees.....................................      208,003
 Transfer agent fee...............................................      851,529
 Custodian fee....................................................       70,291
 Other............................................................      192,883
--------------------------------------------------------------------------------
  Total expenses..................................................    3,698,186
  Less: Expense reductions........................................      (17,469)
        Fee waivers...............................................     (363,022)
--------------------------------------------------------------------------------
  Net expenses....................................................    3,317,695
--------------------------------------------------------------------------------
 Net investment income............................................    5,910,108
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and foreign currency related transactions
 Net realized gains on:
  Securities......................................................   23,281,552
  Foreign currency related transactions...........................           50
--------------------------------------------------------------------------------
 Net realized gains on securities and foreign currency related
  transactions....................................................   23,281,602
--------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities and
  foreign currency related transactions...........................   (4,060,888)
--------------------------------------------------------------------------------
 Net realized and unrealized gains on securities and foreign
  currency related transactions...................................   19,220,714
--------------------------------------------------------------------------------
 Net increase in net assets resulting from operations.............  $25,130,822
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Sector Funds
                      Statements of Changes in Net Assets
                          Year Ended October 31, 2000

                                         Health Care  Technology     Utility
                                          Fund (a)     Fund (a)      Fund (b)
--------------------------------------------------------------------------------
Operations
 Net investment income (loss)..........  $  (194,228) $  (124,219) $  2,652,792
 Net realized gains or losses on
  securities and foreign currency
  related transactions.................    5,349,818   (1,199,719)   22,220,006
 Net change in unrealized gains or
  losses on securities and foreign
  currency related transactions........    2,977,342     (620,380)     (456,975)
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets
   resulting from operations...........    8,132,932   (1,944,318)   24,415,823
--------------------------------------------------------------------------------
Distributions to shareholders
 Net investment income
  Class A..............................            0            0    (1,661,962)
  Class B..............................            0            0      (459,875)
  Class C..............................            0            0       (41,657)
  Class Y..............................            0            0       (15,538)
 Net realized gains....................
  Class A..............................     (185,863)           0             0
  Class B..............................   (2,538,000)           0             0
  Class C..............................      (54,000)           0             0
  Class Y..............................      (76,953)           0             0
--------------------------------------------------------------------------------
  Total distributions to shareholders..   (2,854,816)           0    (2,179,032)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.............   34,348,445   16,907,698    69,490,961
 Net asset value of shares issued in
  reinvestment of distributions........    2,854,816            0     1,934,729
 Payment for shares redeemed...........   (2,218,623)    (639,818)  (13,832,986)
--------------------------------------------------------------------------------
  Net increase in net assets resulting
   from capital share transactions.....   34,984,638   16,267,880    57,592,704
--------------------------------------------------------------------------------
  Total increase in net assets.........   40,262,754   14,323,562    79,829,495
Net assets
 Beginning of period...................            0            0   422,353,967
--------------------------------------------------------------------------------
 End of period.........................  $40,262,754  $14,323,562  $502,183,462
--------------------------------------------------------------------------------
Undistributed net investment income....  $         0  $         0  $    542,113
--------------------------------------------------------------------------------

(a) For the period from December 22, 1999 (commencement of operations) to Octo-ber 31, 2000.
(b) For the three months ended October 31, 2000. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2000.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Sector Funds
                      Statements of Changes in Net Assets

                                                           Utility Fund
                                                     --------------------------
                                                        Year Ended July 31,
                                                     --------------------------
                                                         2000          1999
--------------------------------------------------------------------------------
Operations
 Net investment income.............................  $  5,910,108  $  5,016,016
 Net realized gains on securities and foreign
  currency related transactions....................    23,281,602     6,752,256
 Net change in unrealized gains or losses on
  securities and foreign currency related
  transactions.....................................    (4,060,888)   23,219,707
--------------------------------------------------------------------------------
 Net increase in net assets resulting from
  operations.......................................    25,130,822    34,987,979
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income
 Class A...........................................    (4,423,099)   (3,518,061)
 Class B...........................................    (1,243,397)   (1,359,833)
 Class C...........................................       (56,923)      (16,980)
 Class Y...........................................       (66,050)     (101,181)
 Net realized gains................................
 Class A...........................................    (9,808,607)  (10,191,078)
 Class B...........................................    (5,178,058)   (4,842,643)
 Class C...........................................      (119,850)      (52,067)
 Class Y...........................................      (187,129)     (304,419)
--------------------------------------------------------------------------------
 Total distributions to shareholders...............   (21,083,113)  (20,386,262)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.........................   110,944,245    17,451,359
 Net asset value of shares issued in reinvestment
  of distributions.................................    18,113,980    17,326,400
 Payment for shares redeemed.......................   (42,785,764)  (24,384,302)
 Net asset value of shares issued in acquisition...   165,782,310             0
--------------------------------------------------------------------------------
 Net increase in net assets resulting from capital
  share transactions...............................   252,054,771    10,393,457
--------------------------------------------------------------------------------
  Total increase in net assets.....................   256,102,480    24,995,174
Net assets
 Beginning of period...............................   166,251,487   141,256,313
--------------------------------------------------------------------------------
 End of period.....................................  $422,353,967  $166,251,487
--------------------------------------------------------------------------------
Undistributed (overdistributed) net investment
 income............................................  $     68,353  $    (52,336)
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Sector Funds consist of Evergreen Health Care Fund ("Health Care Fund"), Evergreen Technology Fund ("Technology Fund") and Evergreen Utility Fund ("Utility Fund"), (collectively, the "Funds"). Health Care Fund and Tech-nology Fund are non-diversified series and Utility Fund is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company reg-istered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B and Class C shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. Securities traded for which there has been no sale are valued at the mean between the bid and asked price.

Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Se-curities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Securities for which valuations are not readily available (including restricted securities) are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Mutual fund shares held in a Fund are valued at the net asset value of each mu-tual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. Each Fund monitors the ad-equacy of the collateral daily and will require the seller to provide addi-tional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued inter-est. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in for-eign currency exchange rates is a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency related trans-actions and the difference between the amounts of interest and dividends re-corded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is in-cluded in realized gain or loss on securities.

D. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other qualified financial organizations. Loans of securities will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including ac-crued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower provide additional collateral as necessary. While such se-curities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. The Fund bears the risk that the borrower may not provide additional collateral when re-quired or return the securities when due.

E. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes
The Funds intend to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is re-quired.

G. Distributions
Distributions from net investment income for Health Care Fund and Technology Fund are declared and paid annually. Distributions from net investment income for Utility Fund are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Funds' components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations. The primary permanent difference causing such reclassifications is due to net oper-ating losses.

The Health Care Fund and Utility Fund also utilized earnings and profits dis-tributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

H. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

I. Organization Expenses
Expenses relating to the organization of Health Care Fund and Technology Fund have been reflected, in their entirety, in each Fund's operating results.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Company ("EIMC"), an indirect wholly owned sub-sidiary of First Union National Bank ("FUNB") is the investment advisor for Health Care Fund and Technology Fund. FUNB is a subsidiary of First Union Cor-poration ("First Union"). In return for providing investment management servic-es, each Fund pays EIMC a management fee that is computed and paid daily. The management fee is computed daily at an annual rate of 0.95% of each Fund's av-erage daily net assets.

FUNB is the investment advisor for Utility Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.42% of the Fund's aver-age daily net assets. Prior to January 3, 2000, the management fee was computed daily at an annual rate of 0.50% of the Fund's average daily net assets.

During the period ended October 31, 2000, the amount of investment advisory fees waived for Utility Fund was $123,067 and the impact on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.10%.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. For its services, the Funds pay the administrator a fee at the annual rate of 0.10% of each Fund's average daily net assets. The BISYS Group, Inc. ("BISYS") served as the sub-administra-tor to the Utility Fund and was paid by the administrator out of its fees until the sub-administration agreement with BISYS was terminated on April 30, 2000. BISYS had also provided the officers of the Funds.

Prior to January 3, 2000, the administrator and sub-administrator for Utility Fund was entitled to an annual fee based on the combined average daily net as-sets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee was calculated by applying percentage rates, which started at 0.05% and de-clined to 0.01% per annum as net assets increased, to the average daily net as-sets of each Fund. The sub-administration fee was calculated by applying per-centage rates, which started at 0.01% and declined to 0.004% per annum as net assets increased, to the average daily net assets of each Fund.

Officers of the Funds and affiliated Trustees receive no direct compensation from the Funds.

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, each class incurs distribution fees at the following annual rates:

                                                             Average Daily
                                                              Net Assets
                                                             -------------
         Class A............................................     0.25%
         Class B............................................     1.00%
         Class C............................................     1.00%

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the period ended October 31, 2000, amounts paid or accrued to EDI pursu-ant to each Fund's Class A, Class B and Class C Distribution Plans were as fol-lows:

                                               Class A  Class B  Class C
                                          ------------------------------
         Health Care Fund..................... $  3,877 $ 90,124 $ 8,034
         Technology Fund......................    2,920   52,498   3,222
         Utility Fund.........................  202,382  342,488  30,571

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITION

Effective on the close of business on March 10, 2000 Utility Fund acquired sub-stantially all the assets and assumed certain liabilities of Evergreen Ameri-ca's Utility Fund, an open-end management investment company registered under the 1940 Act, in an exchange of shares. The net assets were exchanged through a tax-free exchange for 11,152,446 Class A shares of Utility Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreci-ation of $33,482,175. The aggregate net assets of Utility Fund and Evergreen America's Utility Fund immediately prior to the acquisition were $222,937,755 and $165,782,310, respectively. The aggregate net assets of Utility Fund imme-diately after the acquisition were $388,720,065.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

Health Care Fund

                                                            Year Ended
                                                       October 31, 2000 (a)
                                                       ----------------------
                                                        Shares      Amount
------------------------------------------------------------------------------
Class A
Shares sold...........................................   587,993  $ 8,821,900
Automatic conversion of Class B shares to Class A
 shares...............................................        11          165
Shares issued in reinvestment of distributions........    13,145      185,863
Shares redeemed.......................................   (25,322)    (388,829)
------------------------------------------------------------------------------
Net increase..........................................   575,827    8,619,099
------------------------------------------------------------------------------
Class B
Shares sold........................................... 1,419,590   19,024,021
Shares issued in reinvestment of distributions........   180,769    2,538,000
Automatic conversion of Class B shares to Class A
 shares...............................................       (11)        (165)
Shares redeemed.......................................   (73,176)  (1,137,039)
------------------------------------------------------------------------------
Net increase.......................................... 1,527,172   20,424,817
------------------------------------------------------------------------------
Class C
Shares sold...........................................   376,098    5,689,393
Shares issued in reinvestment of distributions........     3,846       54,000
Shares redeemed.......................................   (17,035)    (266,187)
------------------------------------------------------------------------------
Net increase..........................................   362,909    5,477,206
------------------------------------------------------------------------------
Class Y
Shares sold...........................................    56,276      813,131
Shares issued in reinvestment of distributions........     5,434       76,953
Shares redeemed.......................................   (26,969)    (426,568)
------------------------------------------------------------------------------
Net increase..........................................    34,741      463,516
------------------------------------------------------------------------------
Net increase..........................................            $34,984,638

--------------------------------------------------------------------------------
(a) For the period from December 22, 1999 (commencement of operations) to Oc-tober 31, 2000.

Technology Fund

                                                             Year Ended
                                                          October 31, 2000
                                                                 (a)
                                                         --------------------
                                                         Shares     Amount
------------------------------------------------------------------------------
Class A
Shares sold............................................. 497,441  $ 6,009,451
Automatic conversion of Class B shares to Class A
 shares.................................................       6           77
Shares redeemed......................................... (31,780)    (356,196)
------------------------------------------------------------------------------
Net increase............................................ 465,667    5,653,332
------------------------------------------------------------------------------
Class B
Shares sold............................................. 777,647    8,361,162
Automatic conversion of Class B shares to Class A
 shares.................................................      (6)         (77)
Shares redeemed.........................................  (3,812)     (43,572)
------------------------------------------------------------------------------
Net increase............................................ 773,829    8,317,513
------------------------------------------------------------------------------
Class C
Shares sold............................................. 194,075    2,210,686
Shares redeemed......................................... (12,653)    (133,223)
------------------------------------------------------------------------------
Net increase............................................ 181,422    2,077,463
------------------------------------------------------------------------------
Class Y
Shares sold.............................................  31,858      326,399
Shares redeemed......................................... (10,130)    (106,827)
------------------------------------------------------------------------------
Net increase............................................  21,728      219,572
------------------------------------------------------------------------------
Net increase............................................          $16,267,880
------------------------------------------------------------------------------

(a) For the period from December 22, 1999 (commencement of operations) to Oc-tober 31, 2000.

Utility Fund

                                                                Year Ended July 31,
                               Year Ended         --------------------------------------------------
                          October 31, 2000 (b)             2000                      1999
                          ----------------------  ------------------------  ------------------------
                           Shares      Amount       Shares       Amount       Shares       Amount
-----------------------------------------------------------------------------------------------------
Class A
Shares sold.............  1,371,113  $20,107,904   2,133,626  $ 30,193,005     429,844  $  5,133,429
Automatic conversion of
 Class B shares to Class
 A shares...............         65          971     562,558     7,873,019      11,373       126,409
Shares issued in
 reinvestment of
 distributions..........     97,942    1,465,164     910,347    11,880,407   1,006,678    11,457,282
Shares redeemed.........   (677,545)  (9,843,351) (1,724,014)  (24,026,429) (1,117,587)  (13,062,066)
Shares issued in
 acquisition of
 Evergreen America's
 Utility Fund...........          0            0  11,152,446   165,782,310           0             0
-----------------------------------------------------------------------------------------------------
Net increase............    791,575   11,730,688  13,034,963   191,702,312     330,308     3,655,054
-----------------------------------------------------------------------------------------------------
Class B
Shares sold.............  3,012,025   44,168,924   4,946,770    69,726,181     704,486     8,209,032
Shares issued in
 reinvestment of
 distributions..........     28,704      429,353     457,128     5,901,081     502,546     5,718,575
Automatic conversion of
 Class B shares to Class
 A shares...............        (65)        (971)   (562,690)   (7,873,019)    (11,366)     (126,409)
Shares redeemed.........   (202,566)  (2,964,450) (1,197,763)  (16,519,375)   (650,786)   (7,545,094)
-----------------------------------------------------------------------------------------------------
Net increase............  2,838,098   41,632,856   3,643,445    51,234,868     544,880     6,256,104
-----------------------------------------------------------------------------------------------------
Class C
Shares sold.............    328,181    4,799,482     692,664     9,816,862     162,138     1,808,980
Shares issued in
 reinvestment of
 distributions..........      2,310       34,536       9,634       126,381       5,627        64,145
Shares redeemed.........    (31,221)    (463,945)    (84,513)   (1,168,749)   (140,732)   (1,555,150)
-----------------------------------------------------------------------------------------------------
Net increase............    299,270    4,370,073     617,785     8,774,494      27,033       317,975
-----------------------------------------------------------------------------------------------------
Class Y
Shares sold.............     28,397      414,651      85,509     1,208,198     182,271     2,173,509
Shares issued in
 reinvestment of
 distributions..........        379        5,676      16,052       206,110       7,586        86,398
Shares redeemed.........    (37,940)    (561,240)    (78,268)   (1,071,211)   (168,716)   (2,095,583)
-----------------------------------------------------------------------------------------------------
Net increase............     (9,164)    (140,913)     23,293       343,097      21,141       164,324
-----------------------------------------------------------------------------------------------------
Net increase............             $57,592,704              $252,054,771              $ 10,393,457
-----------------------------------------------------------------------------------------------------

(b) For the three months ended October 31, 2000. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2000.

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the period ended October 31, 2000:

                                                  Cost of      Proceeds
                                                 Purchases    from Sales
                                                -------------------------
         Health Care Fund...................... $ 56,284,387 $ 26,318,777
         Technology Fund.......................   28,993,468   14,404,958
         Utility Fund..........................  189,838,332  135,937,117

Each Fund loaned securities during the period ended October 31, 2000 to certain brokers. At October 31, 2000, the value of securities on loan and the value of collateral (including accrued interest) and the amount of income earned from securities lending were as follows:

                          Value of Securities  Value of     Securities
                                on Loan       Collateral  Lending Income
                          ----------------------------------------------
         Health Care
          Fund...........     $11,074,296     $11,156,520    $ 5,635
         Technology
          Fund...........       3,512,526       3,783,302      1,225
         Utility Fund....      50,407,154      55,699,775     41,131

On October 31, 2000 the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                          Gross        Gross      Net Unrealized
                                        Unrealized   Unrealized   Appreciation/
                            Tax Cost   Appreciation Depreciation  (Depreciation)
                          ------------------------------------------------------
         Health Care
          Fund........... $ 47,858,006 $ 4,810,617  $ (1,936,572)  $ 2,874,045
         Technology
          Fund...........   18,365,537     708,634    (1,708,185)     (999,551)
         Utility Fund....  495,994,455  85,336,043   (16,067,358)   69,268,685

As of October 31, 2000, the Technology Fund had capital loss carryovers for federal income tax purposes of $820,548 expiring October 31, 2008. The Health Care Fund and Utility Fund had no capital loss carryovers as of October 31, 2000.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund's annualized expense ratio represented as a percentage of its average net assets were as follows:

                                               Total Expense % of Average
                                                Reductions    Net Assets
                                               --------------------------
         Health Care Fund.....................    $   650        0.00%
         Technology Fund......................        431        0.00%
         Utility Fund.........................     21,928        0.02%

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENTS

On July 27, 1999, certain Evergreen Funds and a group of banks (the "Lenders") entered into a credit agreement. Under this agreement, the Lenders provided an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility was allocated, under the terms of the financing agreement, among the Lenders. The credit facility was accessed by the Funds for temporary or emergency purposes to fund the redemption of their shares or for general working capital purposes as permitted by each Fund's bor-rowing restrictions. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and includ-ing January 31, 2000). A commitment fee of 0.10% per annum was incurred on the average daily unused portion of the revolving credit commitment. The commitment fee was allocated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street Bank and Trust Company ("State Street") served as paying agent for the funds and as paying agent was entitled to a fee of $20,000 per annum which was allocated to all the funds.

On July 25, 2000, this agreement was renewed, amended and restated among cer-tain Evergreen Funds and the Lenders. Under this renewed agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $755 million. The credit facility is allocated, under the terms of the financ-ing agreement, among the Lenders. The credit facility is accessed by the Funds to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's bor-rowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum contin-ues to be incurred on the average daily unused portion of the revolving credit commitment and is allocated to all funds. For its assistance in renewing this financing agreement, First Union Capital Markets Corp. was paid a one-time ar-rangement fee of $150,000. State Street continues as paying agent for the funds and receives a fee of $20,000 per annum which is allocated to all the funds.

During the periods ended October 31, 2000 the Funds had no significant borrowings under these agreements.

11. CONCENTRATION OF RISK

Investment in a Fund that concentrates its investments in a single sector or industry entails greater risks than an investment in a Fund that invests its assets in numerous sectors or industries. The Fund may be vulnerable to any de-velopment in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund's shares may fluctuate more widely in value than those of a Fund investing in a number of different sectors or industries.

12. SUBSEQUENT EVENT

Effective November 1, 2000, the investment advisory contract for Utility Fund was transferred from FUNB to EIMC. There were no changes in advisory fee rates.

13. SUBSEQUENT DISTRIBUTIONS TO SHAREHOLDERS

On November 24, 2000, the following capital gain distributions per share were declared to shareholders of record on November 22, 2000 payable November 27, 2000:

                                             Short Term Long Term Total
                                             ---------------------------
         Health Care Fund...................   $0.694        --   $0.694
         Utility Fund.......................   $0.135    $0.916   $1.051

On November 30, 2000, Utility Fund declared the following income distribution per share to shareholders of record on November 29, 2000 payable December 1, 2000:

         Class A.................................................. $0.0252
         Class B.................................................. $0.0173
         Class C.................................................. $0.0173
         Class Y.................................................. $0.0278

These distributions are not reflected in the accompanying financial statements.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Health Care Fund, Evergreen Technology Fund and Evergreen Utility Fund, portfolios of the Evergreen Equity Trust, as of October 31, 2000, and the related statements of operations for each of the periods in the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the fi-nancial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the respon-sibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason-able basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the portfolios of Evergreen Equity Trust, referred to above, as of October 31, 2000, the results of their operations, changes in their net assets and finan-cial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
December 1, 2000

                       Additional Information (unaudited)


FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 38.99% of ordinary income dividends paid during the period ended October 31, 2000 for Utility Fund qualified for the dividends re-ceived deduction.

                                Evergreen Funds

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Short and Intermediate Bond Funds
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Stock Selector Fund
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Sector Funds
Health Care Fund
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Utility Fund

Global & International Funds
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Perpetual Global Fund
Perpetual International Fund
Precious Metals Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com

                                                             556721      12/2000

60484


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